EXHIBIT 10.5

SHORT TERM LOAN AGREEMENT

THIS SHORT TERM LOAN AGREEMENT ("Agreement") is made and entered into as of September 4, 2009 (the "Effective Date") by and between: SKYE INTERNATIONAL, INC., a Nevada corporation with offices at 7701 East Gray Road, Suite 104, Scottsdale, Arizona 85260 ("Borrower"); and TED MAREK DEFINED BENEFIT PENSION PLAN, December 23, 1993 and effective January 1, 1994, with offices at 9977 North 90th Street, Suite 220, Scottsdale, Arizona 85258; and PERRY D. LOGAN & ROSARIO LOGAN of P.O. Box 35080 Las Vegas, NV 89133  (each, a "Lender", and. Collectively, the “Lenders”).

WHEREAS, Borrower desires to borrow from the Lenders, and the Lenders have agreed upon the terms and conditions herein to lend to Borrower, from time to time, cash in varying amounts and at varying times of an amount of to Five Hundred Thousand ($500,000) Dollars; and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereby agree as follows:

1.    Loan. Borrower desires to borrow from the Lenders, from time to time, varying amounts of funds on an "as needed" basis (any individual amount of funds loaned, and all such funds together, being referred to herein as a "Loan"). The Lenders agree to consider, upon Borrower's request the possibility of making any one or more Loans to Borrower. If the Lenders lend to Borrower, each resulting Loan shall be subject to this Agreement and be evidenced by the execution and delivery by Borrower of a secured convertible promissory note substantially in the form attached hereto as Exhibit "A" and incorporated herein by this reference (each, a "Note"; and collectively, "Notes"). The proceeds from each Loan shall be used by Borrower for general corporate purposes, as directed by Borrower's Board of Directors.

2.            Mandatory Issuance to Lender of Shares of Restricted Common Stock of Borrower; Issuance of Additional Shares Upon Optional Extension of Maturity Date.  As a portion of the consideration to be paid by Borrower to the Lenders for the making of any short term Loan (i.e. in addition to all of Borrower's additional obligations under this Agreement and under each Note), Borrower hereby covenants to issue to each Lender one (1) share of the common stock $.001 par value per share, of Borrower, for every Two Dollars and Fifty Cents ($2.50) of principal amount of each Loan (i.e. each time an additional Note is made by Borrower in favor of Lender, Borrower concomitantly shall issue common shares to Lender), the parties hereby acknowledging and agreeing that each and all such newly issued shares shall be: (i) deemed to be "restricted securities" as defined in applicable federal and state securities laws; (ii) issued to Lender immediately upon the execution and delivery of each corresponding Note: and (iii) shall, when issued, be deemed for all purposes to be shares that are fully paid-up and non-assessable. The parties further acknowledge and agree that, in accordance with Section 1(c) of each Note, Lender unilaterally shall have the right to extend the Maturity Date thereof by one (1) year, upon written notice of such extension given by Lender to Borrower on or prior to the original Maturity Date, and that, immediately upon the giving of such notice, if at all, Borrower shall issue to Lender additional shares of Borrower's common stock, also at the rate of one (1) share of common stock $.001 par value per share of Borrower. for every Two Dollars and Fifty Cents ($2.50) of the original principal amount of the corresponding Note (i.e., without any increase in the corresponding Loan amount), such additional shares also to be deemed to be restricted securities that are fully paid-up and non-assessable immediately upon their issuance.

3.           Certain Prerequisites to Loans. The Lenders shall have no obligation to make any Loan or Loans whatsoever to Borrower. If and to the extent that Borrower seeks any Loan and Lender desires to make a Loan or Loans, from time to time, then Borrower first shall ensure that the following conditions to the making of any Loan hereunder shall have been satisfied: (i) this Agreement and each corresponding Note shall have been duly executed and delivered to the Lenders, all in form and substance satisfactory to the Lenders; (ii) Borrower shall have furnished to the Lenders such financial statements and other corporate information of Borrower, financial and otherwise, as the Lenders may have requested; (iii) no Event of Default shall have occurred and be continuing under this Agreement; (iv) all representations and warranties contained in this Agreement or in any Note shall be true and correct; (v) Borrower shall have delivered to the Lenders such authorizations and other documents as may be requested by the Lenders to evidence Borrower’s authority to execute, deliver and perform this Agreement and each Note, including, without limitation, a Unanimous Consent of the Borrower’s Board of Directors approving the Loan (or minutes of a duly convened meeting of the Borrower’s Board of Directors at which the Loan was authorized), this Agreement and the Notes, all in form and substance satisfactory to the Lenders at the Lenders’ sole discretion; (vi) Borrower shall have provided to the Lenders evidence satisfactory to the Lenders of the existence of insurance coverage on Borrower’s properties, assets and business in such amounts and against such risks as the Lenders may deem appropriate in its sole discretion, with endorsements to all such insurance policies of Borrower naming the Lenders as a loss payee or an additional named insured; and (vii) Borrower shall have paid all of the Lenders’ costs and expenses, including reasonable fees of legal counsel, incurred in the preparation of this Agreement and each Note and any and all additional instruments and other documents that may be related hereto and thereto.

4.          Representations and Warranties, and Certain Covenants, of Borrower. To induce the Lenders to enter into this Agreement, Borrower hereby represents and warrants to the Lenders, at the commencement of each Loan, during the term of each Loan, and throughout any and all renewals and extensions thereof, as follows: (i) Borrower is and shall remain duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is and shall remain authorized to conduct business in all jurisdictions in which Borrower’s ownership of property and transaction of business legally requires such authorization, except where the failure to be authorized to conduct business would not result in a material adverse effect upon Borrower’s business, and Borrower has and shall continue to have full power, authority and legal right to own its property and to transact business as presently transacted or proposed to be transacted; (ii) the execution, delivery and performance of this Agreement and of each Note by Borrower are and shall remain within the powers of Borrower and have been duly authorized by Borrower’s Board of Directors, and the same are not in contravention of law or the terms of Borrower’s organizational documents, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower’s assets are bound; (iii) this Agreement and each Note, when duly executed and delivered, shall constitute legal, valid and binding obligations of Borrower, and shall be fully enforceable in accordance with their respective terms; (iv) all financial statements and information that have been or may hereafter be furnished to the Lenders in connection herewith do and shall present fairly the financial condition of Borrower as of the dates thereof, for the periods for which the same are furnished, and shall be accurate, correct and complete in every material respect; (v) there is no action, suit, investigation or proceeding pending or, to Borrower’s knowledge, threatened against Borrower, as of the Effective Date, and Borrower hereby undertakes to notify the Lenders immediately in writing of the initiation of any such action suit, investigation or proceeding against Borrower; (vi) Borrower has timely filed and shall continue timely to file all tax returns and all securities law filings that are required to be filed (subject to permitted extensions), and has paid all taxes and other fees and charges due in accordance with such returns and other filings or otherwise due or pursuant to any assessment received by Borrower, and shall continue to do the same; (vii) Borrower holds and shall continue to hold all material licenses, permits, certificates, consents and franchises, and all necessary filings associated therewith have been made, in order for Borrower to carry on its business as now being conducted and to own or lease and operate its properties as now owned, leased or operated, and all such material licenses, permits, certificates, consents and franchises are and shall continue to be valid and in full force and effect; (viii) there is no material fact that Borrower has not disclosed to the Lenders that could have a material adverse effect on the properties, business, prospects or condition (financial or otherwise) of Borrower, and Borrower affirmatively undertakes to notify the Lenders in writing of the occurrence of any such fact, immediately upon occurrence; (ix) to Borrower’s knowledge, Borrower is not in violation of any law, rule, regulation, order or decree applicable to Borrower or its properties, and Borrower affirmatively undertakes to comply at all times with all applicable laws, rules and regulations; (x) no Event of Default has occurred and is continuing; and (xi) Borrower has obtained the advice of independent counsel, who has reviewed and negotiated this Agreement and the form of Note on behalf of Borrower prior to the execution and delivery hereof and thereof. All of the representations and warranties, and the covenants, made by Borrower herein, shall survive the delivery of this Agreement and of each Note, and any renewal and extension of any Loan or Loans made hereunder. All statements made by or on behalf of Borrower under or pursuant to this Agreement or any Note, or otherwise in connection with the transactions contemplated hereby, shall constitute representations and warranties made by Borrower hereunder.

5.           Certain Events of Default. Each of the following shall constitute an Event of Default hereunder and under each Note: (i) any failure to pay when due any amount of principal or interest in accordance with the terms of this Agreement or of any Note, and the continuation of such default without cure for a period of ten (10) calendar days after written notice by the Lenders of the occurrence of such default; (ii) any failure to pay when due any other amount payable to each Lender under the terms of this Agreement or of any Note, and the continuation of such default without cure for a period of ten (10) calendar days after written notice by the Lenders of the occurrence of such default; (iii) any default by Borrower in the performance or observance of any covenant or agreement contained in this Agreement or in any Note, or in any other agreement made in connection herewith or therewith, or in any other agreement or instrument delivered to each Lender in connection with this Agreement or any Note, and the continuation of such default without cure for a period of ten (10) calendar days after written notice by the Lenders of the occurrence of such default; (iv) any representation or warranty made by Borrower to the Lenders, or any representation, statement, certificate, schedule or report made or furnished to the Lenders on behalf of Borrower, is false or erroneous in any material respect at the time of its making or otherwise ceases to be accurate in any material respect; (v) Borrower applies for or consents to the appointment of a receiver, trustee or liquidator of its properties, or admits in writing its inability to pay debts as they mature, or makes a general assignment for the benefit of creditors, or any material part of Borrower’s assets or properties is placed in the charge of a receiver, trustee or other officer or representative of a court or of creditors; (vi) Borrower is adjudged a bankrupt, or any voluntary proceeding is instituted by Borrower in insolvency or bankruptcy or for readjustment, extension or composition of debts, or for any other relief of debtors; (vii) any involuntary proceeding is instituted against Borrower in insolvency or for readjustment, extension, or composition of debts, which proceeding is not dismissed within ninety (90) days after the filing of the same; (viii) entry by any court of a final judgment against Borrower, or the institution of any levy, attachment, garnishment or charging order against Borrower, which has a material adverse effect, as determined by the Lenders in the Lenders’ reasonable judgment, on the financial condition of Borrower; or (ix) any default, event of default, or breach occurs with respect to or otherwise on the part of Borrower under or in connection with any other agreement between the Lenders and Borrower, including, without limitation, that certain Loan Agreement and corresponding 10% Convertible Debenture executed by the Lenders and Borrower as of May 01, 2009 (the parties also hereby agreeing that any default by Borrower under any Loan made hereunder shall create an Event of Default with respect to all Loans made hereunder, and with respect to all other agreements between Borrower and the Lenders).

6.           Remedies. Upon the occurrence of any one or more Events of Default that have not been timely cured, the Lenders may, at its sole option, exercise any and all of the following rights and remedies, at the Lenders’ sole discretion, each and every one of which shall be cumulative and in addition to each other and to the additional rights arising on the part of the Lenders at law and in equity: (i) declare all sums owing under this Agreement and the corresponding Note or Notes to be immediately due and payable, without the need to wait for the occurrence of any deadline or other passage of time; (ii) terminate any or all of the Lenders’ obligations hereunder; (iii) exercise a right of offset against any and all property of Borrower in the Lenders’ custody or possession; (iv) without notice of default or demand, pursue and enforce any and all of the Lenders’ rights and remedies against Borrower, including, without limitation, any and all rights of the Lenders arising under this Agreement and any and all Notes; (v) exercise all rights of the Lenders under that certain Security Agreement made of even date herewith between Borrower and the Lenders, under which Borrower has granted to each Lender a security interest in all of Borrower’s assets to secure performance of Borrower’s obligations to the Lenders under this Agreement and under each Note (the “Security Agreement”); and (vi) exercise any and all additional rights and remedies of the Lenders at law or in equity. The Lenders may waive any Event of Default, but only in writing executed by the Lenders. Any Event of Default waived in a writing executed by the Lenders shall be deemed under this Agreement and under each Note to have been cured and not to be continuing; but no waiver shall waive the effect of any subsequent or different Event of Default.

7.           General Provisions. Borrower and the Lenders further agree as follows:

7.1    Modification; Construction. No failure to exercise and no delay in exercising any right of the Lenders hereunder or under any Note shall operate as a waiver hereof or thereof, neither shall any single or partial exercise of any such right preclude any additional or further exercise thereof. The rights of the Lenders hereunder and under each Note shall be in addition to all other rights of the Lenders at law and in equity and those arising under any other instrument or other agreement, including the Security Agreement. No modification of any provision of this Agreement or of any Note or of the Security Agreement shall be effective unless made in a writing signed by the Lenders and Borrower. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. Initially capitalized terms used but not defined in this Agreement shall have the meanings given to them, respectively, in the Note and in the Security Agreement.

7.2    Notices. Any and all notices and other communications required or permitted to be given under this Agreement or under any Note shall be given in writing and personally delivered or mailed by prepaid mail or overnight courier to the address of such party as provided at the beginning of this Agreement. Any such notice or other communication shall be deemed to have been given on the date that is: three (3) days after it has been mailed by prepaid certified or registered US Mail; one (1) day after it has been sent by overnight courier; on the same day on which it personally has been hand delivered; and if sent by other means, when actually received. Any party may change its address for notice purposes by giving notice of such change to the other party as provided herein.

7.3    Governing Law; Jurisdiction; Forum. This Agreement has been executed, delivered and accepted by Borrower and the Lenders in the State of Arizona; and the substantive laws of Arizona and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Agreement and of each Note. Any suit, action or proceeding against Borrower with respect to this Agreement or any Note may be brought in the Superior Court of Arizona located in Maricopa County, Arizona, or in the United States District Court for the District of Arizona, as the Lenders, in Lender’s sole discretion, may elect; and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby irrevocably waives any objections Borrower may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Note that may be brought in any such courts, and Borrower further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

7.4    No Oral Agreements; Invalid Provisions; Multiple Counterparts. THIS AGREEMENT AND EACH NOTE ISSUED HEREUNDER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES AFFECTING THE SUBJECT MATTER OF THIS AGREEMENT OR OF THE NOTES OR THE SECURITY AGREEMENT. If any provision of this Agreement or of any Note is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and the remaining enforceable provisions shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from the remaining provisions. This Agreement and each Note may be executed in any number of counterparts, and any of the parties hereto may execute the same by signing any such counterpart.

7.5    Waiver of Jury Trial; Enforcement Costs and Expenses to be Borne by Borrower. Borrower and  hereby mutually and irrevocably waive their right to a jury trial of any dispute that may arise out of or in connection with this Agreement, the parties instead irrevocably agreeing that any such dispute shall be resolved by a court of competent jurisdiction sitting without a jury. Borrower agrees to pay all costs of enforcement of this Agreement, including, without limitation, attorneys' fees and other costs incurred by the Lenders in addressing its claims against Borrower hereunder, regardless of whether a lawsuit is actually filed; and Borrower agrees to pay all of the Lenders’ costs of preparation for suit, and proceeding with a suit, plus any and all additional attorney and other fees and costs the Lenders may incur in any proceeding under any bankruptcy or other similar federal or state law in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by a jury and shall be included in any judgment obtained by the the Lenders.

7.6    Binding Effect; Assignable by the Lenders Only. This Agreement and each Note shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors, assigns and legal representatives: provided, however, that: (i) Borrower shall not, without the prior written consent of the Lenders, assign any rights, powers, duties or obligations hereunder or thereunder; but (ii) the Lenders shall he authorized to assign this Agreement and each and every Note to any other person, at the Lenders’ sole discretion, without the consent of Borrower.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the Effective Date.

DEBTOR:

SKYE INTERNATIONAL, INC., a Nevada
corporation

By:	/s/ Gregg C. Johnson

Name:	Gregg C. Johnson

Title:	Executive Vice President

LENDERS:

TED MAREK DEFINED BENEFIT
PENSION PLAN dated December 23, 1993
and effective January 1, 1994

By:	/s/ Ted Marek

Name:	Ted Marek

Title:	Beneficiary

PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Perry D. Logan

Name:	Perry D. Logan

PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Rosario Logan

Name:	Rosario Logan

EXHIBIT “A”

TO SHORT TERM LOAN AGREEMENT DATED MAY 28, 2009 BETWEEN
SKYE INTERNATIONAL, INC. AND TED MAREK DEFINED BENEFIT PENSION PLAN

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE TO BE EXECUTED UPON
THE MAKING OF ANY LOAN UNDER THE SHORT TERM LOAN AGREEMENT

THE SALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE, OR OF THE SHARES OF
COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, IS RESTRICTED.

SKYE INTERNATIONAL, INC.

10% CONVERTIBLE SECURED PROMISSORY NOTE
1-YEAR MATURITY (OPTIONAL 2-YEAR MATURITY)

US $__________________	_____________, 20__
Scottsdale, Arizona, USA

FOR VALUE RECEIVED, Skye International, Inc., a Nevada corporation with offices at 7701 East Gray Road, Suite 104, Scottsdale, Arizona 85260 (the "Company"), hereby promises unconditionally, as of ____________ ,  20__ (the “Effective Date”), to pay to the order of Ted Marek Defined Benefit Pension Plan dated December 23, 1993 and effective January 1, 1994, located at 9977 North 90th  Street, Suite 220, Scottsdale, Arizona 85258 (“Holder”), the principal amount of _________________ Dollars (US $__________) together with interest on the principal balance outstanding from time to time under this instrument ("Note"), from and including the date hereof, until, but excluding, the date of payment, at a per annum rate equal to the "Stated Interest Rate" specified in  Section 1(a),  or, to the extent applicable, at the "Default Interest Rate" specified in  Section 1(b),  in accordance with the following terms and conditions:

1.           Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced by this Note shall include and consist of the following, as applicable:

(a)          Stated Interest Rate. The "Stated Interest Rate" shall equal Ten Percent (10%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Stated Interest Rate from the date of issuance of this Note through the date that is one day prior to the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7;  or (iii) the passage of ten (10) days following the occurrence of one or more uncured Events of Default as defined in  Section 4.

(b)          Default Interest Rate. The "Default Interest Rate" shall equal Fifteen Percent (15%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Default Interest Rate beginning eleven (11) days after the date of occurrence of any uncured Event of Default, as defined in  Section 4,  and continuing until the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; or (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7.

(c)          Monthly Payments of Interest Only; Payment in Full on Maturity Date (or Extended Maturity Date).  Interest accrued on the principal balance of this Note shall be due and payable to Holder monthly, on the first day of each calendar month, beginning at the start of the first full calendar month following the Effective Date and continuing on the first day of each month thereafter until all obligations of the Company under this Note have been paid in full. The outstanding principal balance of this Note, together with all accrued but unpaid interest and all additional amounts payable hereunder, shall be due and payable in full on the date that is exactly one (1) year after the Effective Date (the "Maturity Date");  provided, however, that  the Company shall not be required to repay such outstanding principal, interest or additional amounts if and to the extent that this Note has been converted by Holder, at Holder’s sole option, into shares of the Company's Common Stock as permitted under  Section 7;  and  provided further,  that the Holder unilaterally shall have the right to extend the Maturity Date by one (1) year (the “Extended Maturity Date”), upon written notice of such extension given by Holder to Company on or prior to the Maturity Date; and in the event of such extension, the Note shall be deemed for all purposes to have been issued originally with a two-year period of maturity.

2.          Application of Payments. All payments received by Holder with respect to the indebtedness evidenced hereby shall be applied: (i) first to Additional Sums (as hereinafter defined) and to any other non-interest charges and costs provided for in this Note; (ii) next, to accrued but unpaid interest at the Default Interest Rate, if and to the extent applicable; (iii) next, to accrued but unpaid interest at the Stated Interest Rate; and (iv) finally, to the unpaid principal balance outstanding hereunder from time to time.

3.           Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, prior to the Maturity Date (or the Extended Maturity Date, as applicable), without penalty, provided that all interest and other charges accrued through the date of prepayment are also paid in full, in accordance with  Section 2.  Notwithstanding any prepayment of principal hereof: (i) there shall be no change to the Maturity Date (or, if applicable, to the Extended Maturity Date) or to the amount of payments due hereunder unless Holder, in its sole and absolute discretion, agrees in writing to such change; and (ii) no terms and conditions of this Note shall be changed or affected in any manner whatsoever; and (iii) the Company's obligations hereunder shall continue in effect, and this Note shall remain outstanding, unless and until this Note is converted into shares of the Company's Common Stock as permitted under  Section 7,  or until the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full, upon which, Holder shall deliver to the Company the original executed copy of this Note, marked "PAID" in bold lettering in a conspicuous location on the first page and on the signature page hereof.

4.           Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon any such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Holder, shall become immediately due and payable, without any notice to the Company, and without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company:

(a)          Nonpayment of principal, interest or other amounts when the same become due and payable hereunder, if the Company does not cure such failure to pay within ten (10) days after the date such payment is due;

(b)          The dissolution, winding-up or termination of the existence of the Company or the sale or disposition of substantially all of the assets of the Company’s business;

(c)          The making by the Company of an assignment for the benefit of its creditors;

(d)          The appointment of (or application for appointment of) a receiver for the Company, or the involuntary filing against or voluntary filing by the Company of a petition or application for relief under federal bankruptcy law or under any similar federal or state law, which is not stayed or dismissed within 90 days of filing, or the issuance of any writ of garnishment, execution or attachment for service with respect to the Company or any property of the Company; or

(e)          Any other material breach by the Company of the terms and conditions of this Note.

5.          Additional Sums. The Company agrees to pay an effective, contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note plus the additional rate of interest resulting from the “Additional Sums” as defined in the next sentence. All fees, charges, goods, things in action and any other sums or things of value, other than the interest resulting from the Stated Interest Rate and the Default Interest Rate, as applicable, paid or payable by the Company (collectively, the "Additional Sums") pursuant to this Note, that may be deemed to constitute interest for the purpose of any applicable laws that may limit the maximum amount of interest to be charged by a lender, shall be payable by the Company as, and shall be deemed actually to be, additional interest; and for such purposes only, the agreed upon and "contracted for rate of interest" payable under this Note shall be deemed increased by the rate of interest resulting from the imposition of the Additional Sums. The Company understands and believes that this transaction complies with all applicable laws of the State of Arizona; however, if any interest or other charges in connection with this Note are ever held by a court of competent jurisdiction to have exceeded the maximum amount of interest permitted by law, then the Company agrees that: (i) the amount of interest or charges payable pursuant under this Note shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from the Company in connection with this Note that exceeded the maximum amount permitted by law shall be credited against the principal balance then outstanding hereunder.

6.          Waivers. Except as set forth in this Note, to the extent permitted by applicable law, the Company waives and agrees not to assert demand, diligence, grace, presentment for payment, protest, or notice of nonpayment, nonperformance, extension, dishonor, maturity, protest, acceleration or default. No failure to accelerate the indebtedness evidenced hereby upon a default hereunder, no acceptance of a past-due installment, and no other indulgence granted from time to time by Holder, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. Holder may extend the time for payment of, or renew, this Note; and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of the Company or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing executed by Holder and evidencing or constituting such extension, renewal, release or other indulgence. No delay or failure of Holder in exercising any right hereunder shall affect such right; neither shall any single or partial exercise of any right preclude further exercise thereof.

7.          Optional Conversion of All or Part of the Note into Common Stock of the Company.

(a)          Conversion Option of the Holder. The Holder may, at its option (the “Conversion Option”), convert all or any lesser amount of the unpaid principal amount of this Note plus all accrued but unpaid interest and Additional Sums outstanding hereunder into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the conversion price ("Conversion Price") defined below. The right of conversion described in this  Section 7(a)  shall be exercisable by the Holder upon presentation by the Holder of written notice to the Company, along with the surrender of this Note to the Company, in exchange for the number of shares of Common Stock into which this Note is exchanged. The option arising under this Section 7(a) shall terminate only upon the Maturity Date or, if applicable, the Extended Maturity Date.

(b)          Conversion Price. Upon any exercise by the Holder of the Conversion Option described in Section 7(a), the outstanding principal amount of this Note, plus accrued and unpaid interest thereon, plus all unpaid Additional Sums, shall be converted into shares of the Company's Common Stock at the rate of Thirty-Five Cents (US $0.35) per share (the "Conversion Price"), subject to adjustment as hereinafter provided.

(c)          Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization. In the event that the Company, at any time prior to the termination of the Conversion Option: (i) pays a stock dividend; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of its shares of Common Stock any other special capital stock of the Company, the Holder, upon surrender of this Note for conversion, shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned or would have been entitled to receive after the occurrence of any of the events described above had this Note been converted into the Common Stock immediately prior to such event.

(d)          Adjustment Based Upon Merger or Consolidation. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and that does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right to convert this Note into the kind and amount of securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Note would have been convertible immediately prior thereto.

(e)          Corporate Status of Shares to be Issued. All shares of the Company's Common Stock that are issued upon the conversion of this Note shall, upon issuance, be fully paid and non-assessable.

(f)           Issuance of Stock Certificate. Upon any conversion of this Note, the Company promptly shall issue to the Holder a certificate or certificates representing the number of shares of its Common Stock to which the conversion relates.

(g)          Status of Holder of Note. This Note shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Note or the shares issuable upon the conversion hereof unless and until this Note is converted. Upon any conversion of this Note, the Holder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may be closed or that the certificates representing such shares of Common Stock may not yet actually have been delivered.

(h)          Reserve of Shares. The Company shall reserve at all times out of its authorized shares of Common Stock a number of shares sufficient to enable it to comply with its obligation to issue shares of Common Stock upon the conversion of this Note.

(i)            Status Under Securities Laws.

(i)            Restricted Securities. This Note is, and the shares of Common Stock issuable upon conversion hereof shall be, "restricted securities" within the meaning of SEC Rule 144 promulgated under the Securities Act of 1933 (the "1933 Act"). Holder acknowledges and agrees that it is acquiring this Note and, upon conversion, the shares of Common Stock, without a view to the public distribution or resale of the Note or such shares in violation of applicable federal or state securities laws.

(ii)           No Registration. This Note has not been, and the shares of Common Stock issuable upon conversion hereof will not be, registered under the 1933 Act or under the securities laws of any other jurisdiction; and therefore, Holder must be able to hold the Note or the shares indefinitely without any transfer, sale or other disposition, unless they are subsequently registered under the 1933 Act and under the securities laws of other applicable jurisdictions or, in the opinion of counsel to the Company, registration is not required under such Act or laws as the result of an available exemption from registration.

(iii)          Legend. There shall be endorsed on the certificates evidencing any shares issued upon the conversion of this Note a legend substantially to the following effect:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; AND AS A RESULT, SUCH SHARES ARE 'RESTRICTED SECURITIES' AS DEFINED BY SEC RULE 144 PROMULGATED UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, WITHOUT AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.
WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH TRANSFER, SALE OR OTHER DISPOSITION DOES NOT VIOLATE THE SECURITIES LAWS OF ANY JURISDICTION OR THE RULES AND REGULATIONS THEREUNDER."

8.           General Provisions.

(a)          Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be construed so as to effectuate the other provisions hereof.

(b)          Amendment. This Note may not be changed, modified or terminated; neither shall any provision of this Note be waived, except by an agreement in writing signed by the party to be charged.

(c)          Binding Nature of Note; Assignment. The provisions of this Note shall be binding upon the Holder and the Company, and shall inure to the benefit of and bind the respective successors and assigns of the Holder and the Company. Neither the Company nor the Holder may assign or transfer this Note or assign or delegate any of his or its respective rights or obligations hereunder without the prior written consent of the other party in each instance.

(d)          Waiver of Jury Trial; Enforcement Costs and Expenses to be Borne by the Company. The Company and the Holder hereby mutually and irrevocably waive their right to a jury trial of any dispute that may arise out of or in connection with this Note, the parties instead irrevocably agreeing that any such dispute shall be resolved by a court of competent jurisdiction sitting without a jury. The Company agrees to pay all costs of enforcement of this Note, including, without limitation, attorneys’ fees and other costs incurred by Holder in addressing its claims against the Company hereunder, regardless of whether a lawsuit is actually filed; and the Company agrees to pay all of Holder’s costs of preparation for suit, and proceeding with a suit, plus any and all additional attorney and other fees and costs Holder may incur in any proceeding under any bankruptcy or other similar federal or state law in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys’ fees shall be set by the court and not by a jury and shall be included in any judgment obtained by the Holder.

(e)           Time of Essence. Time is of the essence of this Note and each and every provision hereof.

(f)           Controlling Law; Jurisdiction; Venue. This Note and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any conflicts-of-law provisions to the contrary. Any suit, action or proceeding against the Company with respect to this Note may be brought in the Superior Court of Arizona located in Maricopa County, Arizona, or in the United States District Court for the District of Arizona, as Holder, in Holder’s sole discretion, may elect; and the Company hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Company hereby irrevocably waives any objections the Company may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note that may be brought in any such courts, and the Company further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(g)          Notices. All notices, requests, demands and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made, and received: (i) when delivered against receipt; (ii) upon receipt of a facsimile transmission; (iii) one day following the day of deposit thereof, with delivery charges prepaid, with a national overnight delivery service; or (iv) three business days following the day of deposit thereof, with the United States Postal Service, by regular first class, certified or registered mail, return receipt requested, postage prepaid, in each case addressed as set forth in the first paragraph of this Note. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8(g) for the giving of notice.

(h)          Section Headings. The Section headings in this Note are for convenience only; they form no part of this Note and shall not affect its interpretation.

(i)           Number of Days. In computing the number of days for purposes of this Note, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day that is not a Saturday, Sunday or holiday.

(j)           Loss or Destruction of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, or in the case of loss, theft or destruction of an indemnity satisfactory to it, and in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date.

(k)          Construction. The Company and Holder participated in the drafting of this Note, and this Note was reviewed by the respective legal counsel for the Company and Holder. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. The language of this Note shall be construed as a whole according to its fair meaning. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, without limitation.” No inference in favor of, or against, the Company or Holder shall be drawn from the fact that one party has drafted any portion hereof.

(l)           First Priority Security Interest Granted in All the Company’s Assets to Secure Performance.  The performance of the Company’s obligations under this Note and under the Short Term Loan Agreement between Holder and the Company dated May 1, 2009 (the “Loan Agreement”) have been secured by a first priority security interest granted by the Company to the Holder, as more particularly specified in that certain Security Agreement between the Company and Holder, made and delivered of even date with the Loan Agreement.

IN WITNESS WHEREOF, the Company and the Holder have caused this Note to be duly executed, delivered and accepted as of the Effective Date.

Company

SKYE INTERNATIONAL, INC., a
Nevada corporation

By:
Gregg C. Johnson, EVP + COO

ACCEPTED AND AGREED:

By:

Holder: TED MAREK DEFINED BENEFIT PENSION PLAN
dated December 23 1993 and effective January 1, 1994

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into as of September 4, 2009 (the “Effective Date”), by and between: SKYE INTERNATIONAL, INC., a Nevada corporation with offices at 7701 East Gray Road, Suite 104, Scottsdale, Arizona 85260 (“Debtor”); and TED MAREK DEFINED BENEFIT PENSION PLAN dated December 23, 1993 and effective January 1, 1994, with offices at 9977 North 90th Street, Suite 220, Scottsdale, Arizona 85258; and PERRY D. LOGAN AND ROSARIO LOGAN, husband and wife, as joint tenants with the right of survivorship, P.O. Box 35080, Las Vegas, Nevada 89133 (referred to as the “Secured Parties” and individually referred to as a “Secured Party”).

RECITALS

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Debtor and Secured Parties are entering into certain Short Term Loan Agreements (“Loan Agreements”), under which, from time to time, Debtor will execute and deliver to one or more of the Secured Parties evidence of indebtedness in substantially the same form as that certain form of Secured Convertible Promissory Note attached to the Loan Agreements as Exhibit A thereto (“Note”). All initially capitalized terms not defined in this Agreement shall have the meanings ascribed thereto in the Loan Agreements and in any Note, all of which shall be deemed incorporated herein by this reference.

WHEREAS, as of September 7, 2009, Debtor has executed and delivered the Notes to the Secured Parties  in the original principal amount of One Hundred & Forty Five Thousand Dollars (US $145,000.00) as to Ted Marek Defined Benefit Pension Plan, and Two Hundred & Fifty Two Thousand Eight Hundred Dollars (US$252,800.00) as to Perry D. Logan & Rosario Logan, together with any additions thereto as may from time to time be received by the Debtor and evidenced by the issuance of a Note in connection therewith, the performance of which shall be secured by this Agreement.

WHEREAS, this Agreement secures on behalf of Secured Parties the performance of all of Debtor’s obligations under the Loan Agreements, under each and every additional Note (together, the “Notes”) that may be issued by Debtor from time to time, and under this Agreement in a gross principal amount NOT TO EXCEED Five Hundred Thousand Dollars ($500,000) in total (each such obligation of Debtor, a “Secured Obligation”; collectively, “Secured Obligations”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained in this Agreement, the parties hereto hereby agree as follows:

1.          Collateral. For good and valuable consideration, and to secure the full payment and other performance of the Secured Obligations, Debtor hereby grants to Secured Parties, pursuant to Article 9 of the Arizona Uniform Commercial Code (“UCC”), a first priority security interest (“Security Interest”) in all of the assets that Debtor owns or to which Debtor otherwise has any right, title or interest, and in all additional assets with respect to which Debtor hereafter may acquire any right, title or interest, whether present, future or contingent, and in any and all of Secured Parties’ expectancy to acquire any such property, including, without limitation, the following named asset classes (all such present or future property of Debtor being referred to herein as “Collateral”):

(a)           All accounts, contract rights, rights to payment, documents of title, deposit accounts, certificates of deposit, investment property, intellectual property, patents, trademarks, copyrights, licenses, general intangibles, instruments, documents and chattel paper (including all accounts receivable, notes, drafts, lease agreements and security agreements), and all goods, if any, represented thereby, whether now existing or hereafter acquired or created from time to time;

(b)           All inventory now owned or hereafter acquired, including all goods held for sale or lease in Debtor’s business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in Debtor’s business (whether or not represented by warehouse receipts or bills of lading or any other document or instrument, and whether or not placed in transit or delivered to a public warehouse);

(c)           All equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, together with all parts, accessories, attachments, additions thereto and replacements therefor;

(d)           All negotiable and non-negotiable documents of title;

(e)           All monies, securities, stocks, bonds, instruments, documents and chattel paper now held by or hereafter delivered to Secured Parties, together with all property rights and security interests evidenced thereby, all increases thereof (including, without limitation, stock dividends), all profits therefrom and all transformations thereof;

(f)           All tax refund claims, all policies and certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

(g)           All ledger cards, invoices, delivery receipts, worksheets, books of accounts, statements, correspondence, customer lists, files, journals, data, ledgers and records in any form, written or otherwise, including any computer readable memory and any computer hardware or software necessary to utilize, create, maintain and process such memory related to any of the Collateral;

(h)           All trademarks, tradenames, copyrights, patents, patents pending and applications therefor, service marks, logos, insignia and other distinctive marks or names;

(i)           All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

(j)           All Debtors’ rights to any insurance policies or proceeds paid from insurance policies on Debtor’s assets, including all insured inventory;

(k)           All attachments, accessions, tools, parts, supplies, increases and additions to and replacements, extensions, renewals, modifications of and substitutions for any of the Collateral;

(l)           All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, lease exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money; and

(m)           All other things of value that Debtor has or holds or to which, in the future, Debtor has or claims any right, title or interest.

2.          Secured Obligations. The Collateral shall secure, in such order of priority as Secured Parties may elect, the Secured Obligations of Debtor to Secured Parties, including, without limitation, the following:

(a)           payment and performance of all obligations of Debtor under the terms of the Loan Agreements and under any and all Notes issued pursuant thereto, together with all amendments, extensions, modifications, substitutions and renewals thereof;

(b)           payment and performance of every obligation, covenant and agreement of Debtor contained in this Agreement, together with all amendments, extensions, modifications, substitutions and renewals hereof;

(c)           payment and performance of every obligation, covenant, and agreement of Debtor in favor of Secured Parties contained in any other instrument or other document, together with all amendments, extensions, modifications, substitutions and renewals thereof; and

(d)           payment and performance of all other obligations and liabilities of Debtor to Secured Parties, whether now existing or hereafter incurred or created and whether voluntary or involuntary, whether due or not due, whether absolute or contingent, and whether incurred directly or acquired by Secured Parties by assignment or otherwise.

3.          Certain Representations and Warranties of Debtor. Debtor hereby represents and warrants to Secured Parties that:

(a)           Organization; Qualification. Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is properly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of Debtor.

(b)           Authority. Debtor has the requisite corporate power and corporate authority to carry out the terms and conditions applicable to Debtor under the Loan Agreements, each and all Notes, this Agreement, and any additional documents to which Debtor is or may become a party and that relate in any manner to the subject matter hereof and thereof (together, the Loan Agreements, all Notes (present and future), this Agreement, and any additional documents relating in any manner hereto and thereto being referred to herein as the “Loan Documents”). The execution, delivery and performance by Debtor of the Loan Agreements, this Agreement, and the other Loan Documents have been duly authorized by all requisite corporate action on the part of Debtor, and have been duly executed and delivered by Debtor.

(c)           No Conflict. The execution, delivery, and performance by Debtor of this Agreement and the other Loan Documents do not and will not conflict with or result in any breach of the terms and conditions of or constitute a default under any other agreement or instrument under which Debtor is a party or Debtor or its assets are otherwise obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such other agreement or instrument.

(d)           Priority. The Security Interest in the Collateral granted to Secured Parties constitutes, and at all times hereafter shall constitute, a first priority security interest.

(e)           Title. Debtor is and shall be the owner of, and has or shall continue to have, good and marketable title to the Collateral, free and clear of all security interests, liens and other encumbrances of any kind or description whatsoever, except the Security Interest arising under this Agreement. No financing statement covering the Collateral is or will be filed or recorded in any public office except with respect to the Security Interest.

4.          Certain Covenants of Debtor.

(a)           Security Interests; Transfers. Debtor shall keep the Collateral free of all security interests or other encumbrances, other than the Security Interest arising under this Agreement. Except in the ordinary course of Debtor’s business, Debtor shall not sell, transfer, assign or otherwise dispose of (each, a “Transfer”) any Collateral or any interest therein without first notifying Secured Parties in writing providing, in reasonable detail, a description of the Collateral to be Transferred, the nature of the proposed Transfer, and the anticipated proceeds of such Transfer. Secured Parties shall have the right to reject any Transfer.

(b)           Maintenance of Collateral. Debtor shall keep the Collateral at the facilities of Debtor and shall keep and maintain the Collateral in good condition and repair, except for ordinary wear and tear. Debtor shall not use the Collateral in violation of any provision of this Agreement or any of the other Loan Documents to which Debtor is a party or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

(c)           Maintenance of Corporate Name. Debtor shall not change its corporate name or the name under which it does business, without the prior written consent of Secured Parties.

(d)           Insurance. Debtor shall at all times provide insurance coverage of the Collateral on terms acceptable to Secured Parties, at Secured Parties’ sole discretion.

(e)           Payments of Charges. Debtor shall pay when due all taxes, assessments and other charges that may be levied or assessed against the Collateral.

(f)           Fixtures. Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture.

(g)           Notices to Secured Parties. Within ten (10) days after the end of each fiscal quarter during the term of this Agreement, Debtor shall provide to Secured Parties written notice of any change in the location of any of the Collateral. Debtor shall promptly notify Secured Parties of all other matters for which notice is required under any of the other Loan Documents.

(h)           Inspections. Secured Parties or the agents of Secured Parties may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Any Secured Party or any representative of a Secured Party may visit and inspect Debtor’s other properties, examine its books of record and account and discuss its affairs, finances and accounts with any of its officers, directors, employees and agents.

(i)           Defense of Collateral. Debtor, at the sole cost and expense of Debtor, shall protect and defend this Agreement, all of the rights of Secured Parties, and the Collateral, against all claims and demands of other parties. Debtor shall pay all claims and charges that in the opinion of Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Parties of any levy or other seizure by legal process or otherwise of all or any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the value of this Agreement to Secured Parties.

(j)           Perfection of Security Interest. The Security Interest, at all times, shall be perfected and shall be prior to any and all other interests in the Collateral. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements, and other documents requested by Secured Parties to establish, maintain and continue the perfected Security Interest. Notwithstanding the foregoing, Debtor authorizes Secured Parties to file an unlimited number of financing statements and renewals thereof, without Debtor’s signature, with respect to the Collateral. Debtor, on written demand, shall promptly pay all reasonable costs and expenses of filing and recording, including the reasonable costs of any searches, deemed necessary by Secured Parties from time to time to establish and determine the validity and the continuing priority of the Security Interest.

(k)           Payment of Charges. If Debtor fails to pay any taxes, assessments, expenses or charges, or fails to keep all of the Collateral free from other security interests, encumbrances or claims, or fails to keep the Collateral in good condition and repair, or fails to procure and maintain insurance thereon, or to perform otherwise as required under this Agreement, Secured Parties may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform, all at the sole expense of Debtor. Secured Parties are hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

(l)           Rights and Powers. All rights, powers, and remedies granted to Secured Parties in this Agreement, or otherwise available to Secured Parties, are for the sole benefit and protection of Secured Parties, and Secured Parties may exercise any such right, power or remedy at the sole option of Secured Parties, and in the sole and absolute discretion of Secured Parties. In addition, if under the terms of this Agreement, Secured Parties are given two or more alternative courses of action, Secured Parties may elect any alternative or combination of alternatives at their option and in their sole and absolute discretion. All monies advanced by Secured Parties under the terms of this Agreement and all amounts paid, suffered or incurred by Secured Parties in exercising any authority granted in this Agreement, including reasonable attorneys’ fees, shall be added to the Secured Obligations, shall be secured by the Collateral, shall bear interest at the highest rate payable on any of the Secured Obligations until paid, and shall be due and payable by Debtor to Secured Parties immediately without demand.

5.          Payments and Collection. Any payments with respect to or other proceeds of Collateral received by Debtor shall be held by Debtor in trust for Secured Parties in the same form in which received, shall not be commingled with any assets of Debtor, and shall be delivered into the possession of Secured Parties not later than the next business day following the day of receipt. All payments with respect to and other proceeds of Collateral received by Secured Parties directly or from Debtor shall be applied to the Secured Obligations in such order and manner and at such time as Secured Parties, in their sole and absolute discretion, determine. Secured Parties, after the occurrence of an Event of Default and without notice to Debtor, may demand, collect, and sue on the Collateral (either in Debtor’s or Secured Parties’ names), enforce, compromise, settle or discharge the Collateral, and endorse Debtor’s name on any instruments or documents included in or pertaining to the Collateral.

6.          Collateral in the Possession of Secured Parties.

(a)           Care. Secured Parties shall use such reasonable care in handling, preserving and protecting Collateral in the possession of Secured Parties as Secured Parties use in handling similar property for the account of Secured Parties. Secured Parties, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative and persuasive proof of a lack of due care. A lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

(b)           Preservation of Collateral. Debtor shall be solely responsible for taking any and all actions to preserve rights under this Agreement against all persons other than Secured Parties. Secured Parties shall not be obligated to take any such actions whether or not the Collateral is in Secured Parties’ possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Parties with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Parties.

7.          Events of Default; Remedies.

(a)           Events of Default. The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Agreement:

(i)    The occurrence of a breach, a default, an event of default, a Default, or an Event of Default under (or as defined in) the Loan Agreements, any Note, or any of the other Loan Documents.

(ii)           The abandonment by Debtor of all or any part of the Collateral.

(iii)          The loss, theft or destruction of, or any substantial damage to, any material portion of the Collateral that is not adequately covered by insurance.

(iv)          Any representation or warranty of Debtor in this Agreement was materially false or misleading as of the date made or deemed made, or any statement made by Debtor in connection with this Agreement is not true and correct in any material respect.

(v)           The failure of Debtor to comply with any other provision of this Agreement.

(b)          Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Secured Parties shall have the following cumulative rights and remedies and may do any one or more or all of the following:

(i)            Declare all or any part of the Secured Obligations to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

(ii)           Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor or that Debtor has the right to enter or occupy. Debtor, upon demand by Secured Parties, shall assemble the Collateral and deliver it to Secured Parties or to a place designated by Secured Parties that is reasonably convenient to both parties.

(iii)          Exercise their rights under the Loan Agreements and under any and all Notes and the other Loan Documents. Secured Parties shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action except if such depreciation, loss, damage, or injury is caused by the negligence of Secured Parties or any of their agents or representatives. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

(iv)          Pursue any legal or equitable remedy available to collect the Secured Obligations, to enforce Secured Parties’ title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it.

(v)           Upon obtaining possession of the Collateral or any part thereof, after written notice to Debtor as provided in this Agreement, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Parties in taking, storing, repairing, and selling the Collateral (including reasonable attorneys’ fees) shall be applied to the payment of the Secured Obligations pro rata to each Secured Party in proportion to the amount of Secured Obligations owed to each of them, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Secured Obligations, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Parties.

(c)           Purchase of Collateral. Secured Parties, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Parties’ rights and remedies under this Agreement.

(d)           Notice. Any demand or notice of sale, disposition or other intended action under or in connection with this Agreement, whether required by the UCC or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is provided to Debtor at least fifteen (15) days prior to such sale, disposition or other intended action, in the manner provided in this Agreement for the giving of notices.

(e)           Costs and Expenses. Debtor shall pay all reasonable costs and expenses of Secured Parties, including costs of uniform commercial code searches, court costs, and reasonable attorneys’ fees, incurred by Secured Parties in enforcing payment and performance of the Secured Obligations or in exercising the rights and remedies of Secured Parties. All such reasonable costs and expenses shall be secured by this Agreement and by other lien and security documents securing the Secured Obligations. In the event of any court proceedings, court costs and attorneys’ fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Parties.

(f)           Additional Remedies. In addition to any remedies provided in this Agreement for an Event of Default, Secured Parties shall have all the rights and remedies afforded a secured party under the UCC and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Parties to exercise any of their rights under this Agreement arising upon any Event of Default shall be construed to prejudice their rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Parties in exercising any such rights shall be construed to preclude Secured Parties from the exercise thereof at any time while that Event of Default is continuing. Secured Parties may enforce any one or more rights or remedies under this Agreement successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Secured Parties shall not thereby waive the agreement contained in this Agreement that time is of the essence, nor shall Secured Parties waive either their right to require prompt payment or performance when due of the remainder of the Secured Obligations or their right to consider the failure to so pay or perform an Event of Default.

8.         Termination and Release of Collateral. If (a) no Default or Event has occurred and is continuing under any of the Loan Documents and (b) all Obligations arising under one or more of the Notes have been paid in full in cash, then, upon request from Debtor, Secured Parties shall release all of their interests in all or any portion of the Collateral that Debtor purchased with the proceeds of such Note(s). This Agreement and the Security Interest granted hereby then shall terminate, and Secured Parties then shall release all of their interests in the Collateral, upon the payment or other satisfaction of all Secured Obligations arising under the Notes or any of the other Loan Documents. Upon termination of this Agreement, Secured Parties shall, at the request and expense of Debtor, execute and deliver to Debtor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and all obligations arising hereunder and under the Notes, and will duly assign, transfer, and deliver to Debtor that portion of the Collateral or the proceeds thereof that remains in the possession of Secured Parties and that has not otherwise been sold, transferred, applied or released pursuant to this Agreement.

9.         General Provisions.

(a)           Power of Attorney. At any time or times that an Event of Default has occurred and is continuing, Debtor hereby appoints Secured Parties as the true and lawful attorneys-in-fact of Debtor, with full power of substitution to do the following: (a) to demand, collect, receive, give receipt for, sue, and recover all sums of money or other property that may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign, and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Debtor to execute and deliver a release and security for the claim; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in the name of Secured Parties or in the name of Debtor, or otherwise, which in the sole and absolute discretion of Secured Parties may seem to be necessary or advisable; and (e) to execute any documents necessary to perfect or continue the Security Interest. This power is a power coupled with an interest and is given as security for the Secured Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Secured Parties, if ever.

(b)           Indemnification. Debtor agrees to indemnify, defend, protect and hold harmless Secured Parties and their agents, representatives, successors and assigns (collectively, the “Indemnified Parties”) for, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnified Parties in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Parties are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnified Parties, in any manner relating to, or arising out of, the Loan Agreements, any one or more Notes, this Agreement and the other Loan Documents (the “Indemnified Liabilities”);  provided,  however, that Debtor shall have no obligation to an Indemnified Party with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnified Party.

(c)           Secured Parties’ Right of Setoff. Debtor grants Secured Parties, as further security for the Secured Obligations, a security interest and lien in any credit balance and other money now or hereafter owed to Debtor by Secured Parties. Debtor agrees that Secured Parties may, without prior notice or demand, charge against any such credit balance or other money in the amount owing upon the Secured Obligations, whether due or not.

(d)           Other Security. The acceptance of this Agreement by Secured Parties shall not be considered a waiver of or in any way to affect or impair any other security that Secured Parties may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Secured Obligations, nor shall the taking by Secured Parties at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest. Secured Parties may resort, for the payment or performance of the Secured Obligations, to their several securities therefor in such order and manner as Secured Parties may determine in the sole and absolute discretion of Secured Parties.

(e)           Actions by Secured Parties. Without notice or demand, without affecting the obligations of Debtor under this Agreement, and without affecting the Security Interest or the priority thereof, Secured Parties, from time to time, may (a) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (b) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (c) join in any extension or subordination agreement; (d) release any part of the Collateral from the Security Interest; or (e) assign their rights under this Agreement, the Secured Obligations, or the Collateral to any third party.

(f)           Waivers. Debtor waives and agrees not to assert (a) any right to require Secured Parties to proceed against any guarantor, to proceed against or exhaust any other security for the Secured Obligations, to pursue any other remedy available to Secured Parties, or to pursue any remedy in any particular order or manner; (b) the benefits of any legal or equitable doctrine or principle of marshalling; (c) the benefits of any statute of limitations affecting the enforcement of this Agreement; (d) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Secured Obligations; and (e) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Parties.

(g)           Further Assurances. Debtor and Secured Parties each shall do all acts and things and make, execute, and deliver such written documents and instruments as shall from time to time be reasonably required by the other party to carry out the intent of this Agreement, including but not limited to any acts and other things required under Arizona or other applicable law to perfect the appointment of Secured Parties as Debtor’s attorneys-in-fact.

(h)           Governing Law; Consent to Jurisdiction. This Agreement shall be construed as having been made in State of Arizona, and Debtor agrees that, by entering into this Agreement, Debtor has transacted business in Arizona. This Agreement is intended to take effect and be governed by and construed in accordance with the laws of the State of Arizona. Debtor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Arizona or in the United States District Court for the District of Arizona, and Debtor consents to the jurisdiction of such courts and to service of process in any such suit being made upon Debtor by mail at the address specified above. Debtor hereby waives any objection that Debtor may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court. Each of the parties hereby waives the right to a jury trial and confirms their intentions that the court shall bear any such case sitting without a jury.

(i)           Time of Essence. Time is of the essence of this Agreement and each and every provision of this Agreement.

(j)           Conflicts; Inconsistency. In the event any conflict or inconsistency between the provisions of this Agreement and the provisions of the Loan Agreements or any Note, the provisions of the Loan Agreements and the Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

(k)          Amendments. No amendment, modification, change, waiver, release of any provision of this Agreement shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

(l)           Severability. If any provision of this Agreement is invalid or unenforceable, the other provisions of this Agreement shall remain in full force and effect and shall be liberally construed in favor of Secured Parties in order to effectuate the other provisions of this Agreement.

(m)          Entire Agreement. Any schedules, exhibits or other attachments to this Agreement (as such schedules may be modified, amended, or supplemented) are incorporated by reference into this Agreement. This Agreement, including any attachments hereto (as such attachments may be modified, amended, or supplemented), constitutes the entire agreement between Debtor and Secured Parties with respect to the subject matter of this Agreement, supersedes all oral negotiations and prior and other writings with respect to the subject matter of this Agreement, and is intended by Debtor and Secured Parties as the final, complete, and exclusive statement of the terms agreed to by them with respect to such subject matter.

(n)          Binding Nature of Agreement; Assignment. This Agreement shall be binding upon Debtor and its successors and assigns, and shall inure to the benefit of Secured Parties and their successors and assigns;  provided,  however, that (i) Debtor shall not assign or otherwise transfer its obligations under this Agreement and no such purported assignment shall be effective without Secured Parties’ prior written consent, which consent may be withheld in Secured Parties’ sole and absolute discretion; and (ii) no assignment or other transfer by Debtor of any of its obligations under this Agreement shall relieve Debtor of any of its obligations hereunder. Secured Parties, at any time and from time to time, may assign or transfer any or all of their rights under this Agreement to any Person without notice to or consent of Debtor, and no such assignment or transfer shall relieve Debtor of any of its obligations hereunder.

(o)          Notices. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be delivered by hand, telegram, facsimile or deposited with the United States Postal Service postage prepaid, registered or certified mail, return receipt requested, or delivered by courier or personal delivery, in each case addressed as indicated on the first page of this Agreement. All notices shall be deemed delivered five (5) days after deposit with the United States Postal Service, or if delivered by personal delivery, then notice is deemed delivered upon the date and time of actual receipt or refusal of delivery by the representatives, agents, and employees of the party to which such notice is addressed. Any party may designate a different address or person to whom such notices should be sent by giving notice thereof as provided herein, which change of address shall be effective upon receipt.

(p)          Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning under this Agreement or be deemed part of this Agreement.

(q)          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

(r)           Construction. Each of the parties to this Agreement acknowledges that it has had the opportunity to review this Agreement and has had the opportunity to have its counsel review this Agreement, and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the Party preparing this Agreement. As used in this Agreement, the word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

(s)           No Setoffs by Debtor. No setoff or claim that Debtor now has or may in the future have against Secured Parties shall relieve Debtor from paying or performing the Secured Obligations.

(t)           Copies. A copy of this Agreement and any financing statement relating to this Agreement shall be sufficient for filing and recording as a financing statement.

IN WITNESS WHEREOF, Debtor and Secured Parties have executed and delivered this Agreement as of the date first written above.

DEBTOR:

SKYE INTERNATIONAL, INC., a Nevada
corporation

By:	/s/ Gregg C. Johnson

Name:	Gregg C. Johnson

Title:	Executive Vice President

SECURED PARTIES:

TED MAREK DEFINED BENEFIT
PENSION PLAN dated December 23, 1993
and effective January 1, 1994

By:	/s/ Ted Marek

Name:	Ted Marek

Title:	Beneficiary

PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Perry D. Logan

Name:	Perry D. Logan

PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Rosario Logan

Name:	Rosario Logan

SECURED CONVERTIBLE PROMISSORY NOTE

THE SALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE, OR OF THE SHARES OF
COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, IS RESTRICTED.

SKYE INTERNATIONAL, INC.

10% CONVERTIBLE SECURED PROMISSORY NOTE
1-YEAR MATURITY (OPTIONAL 2-YEAR MATURITY)

US $145,000	September 4, 2009
Scottsdale, Arizona, USA

FOR VALUE RECEIVED, Skye International, Inc., a Nevada corporation with offices at 7701 East Gray Road, Suite 104, Scottsdale, Arizona 85260 (the "Company"), hereby promises unconditionally, as of September 4,  2009 (the “Effective Date”), to pay to the order of Ted Marek Defined Benefit Pension Plan dated December 23, 1993 and effective January 1, 1994, located at 9977 North 90th  Street, Suite 220, Scottsdale, Arizona 85258 (“Holder”), the principal amount of One Hundred & Forty Five Thousand Dollars (US $145,000) together with interest on the principal balance outstanding from time to time under this instrument ("Note"), from and including the date hereof, until, but excluding, the date of payment, at a per annum rate equal to the "Stated Interest Rate" specified in  Section 1(a),  or, to the extent applicable, at the "Default Interest Rate" specified in  Section 1(b),  in accordance with the following terms and conditions:

1.           Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced by this Note shall include and consist of the following, as applicable:

(a)          Stated Interest Rate. The "Stated Interest Rate" shall equal Ten Percent (10%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Stated Interest Rate from the date of issuance of this Note through the date that is one day prior to the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7;  or (iii) the passage of ten (10) days following the occurrence of one or more uncured Events of Default as defined in  Section 4.

(b)          Default Interest Rate. The "Default Interest Rate" shall equal Fifteen Percent (15%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Default Interest Rate beginning eleven (11) days after the date of occurrence of any uncured Event of Default, as defined in  Section 4,  and continuing until the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; or (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7.

(c)          Monthly Payments of Interest Only; Payment in Full on Maturity Date (or Extended Maturity Date).  Interest accrued on the principal balance of this Note shall be due and payable to Holder monthly, on the first day of each calendar month, beginning at the start of the first full calendar month following the Effective Date and continuing on the first day of each month thereafter until all obligations of the Company under this Note have been paid in full. The outstanding principal balance of this Note, together with all accrued but unpaid interest and all additional amounts payable hereunder, shall be due and payable in full on the date that is exactly one (1) year after the Effective Date (the "Maturity Date");  provided, however, that  the Company shall not be required to repay such outstanding principal, interest or additional amounts if and to the extent that this Note has been converted by Holder, at Holder’s sole option, into shares of the Company's Common Stock as permitted under  Section 7;  and  provided further,  that the Holder unilaterally shall have the right to extend the Maturity Date by one (1) year (the “Extended Maturity Date”), upon written notice of such extension given by Holder to Company on or prior to the Maturity Date; and in the event of such extension, the Note shall be deemed for all purposes to have been issued originally with a two-year period of maturity.

2.          Application of Payments. All payments received by Holder with respect to the indebtedness evidenced hereby shall be applied: (i) first to Additional Sums (as hereinafter defined) and to any other non-interest charges and costs provided for in this Note; (ii) next, to accrued but unpaid interest at the Default Interest Rate, if and to the extent applicable; (iii) next, to accrued but unpaid interest at the Stated Interest Rate; and (iv) finally, to the unpaid principal balance outstanding hereunder from time to time.

3.           Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, prior to the Maturity Date (or the Extended Maturity Date, as applicable), without penalty, provided that all interest and other charges accrued through the date of prepayment are also paid in full, in accordance with  Section 2.  Notwithstanding any prepayment of principal hereof: (i) there shall be no change to the Maturity Date (or, if applicable, to the Extended Maturity Date) or to the amount of payments due hereunder unless Holder, in its sole and absolute discretion, agrees in writing to such change; and (ii) no terms and conditions of this Note shall be changed or affected in any manner whatsoever; and (iii) the Company's obligations hereunder shall continue in effect, and this Note shall remain outstanding, unless and until this Note is converted into shares of the Company's Common Stock as permitted under  Section 7,  or until the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full, upon which, Holder shall deliver to the Company the original executed copy of this Note, marked "PAID" in bold lettering in a conspicuous location on the first page and on the signature page hereof.

4.           Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon any such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Holder, shall become immediately due and payable, without any notice to the Company, and without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company:

(a)          Nonpayment of principal, interest or other amounts when the same become due and payable hereunder, if the Company does not cure such failure to pay within ten (10) days after the date such payment is due;

(b)          The dissolution, winding-up or termination of the existence of the Company or the sale or disposition of substantially all of the assets of the Company’s business;

(c)          The making by the Company of an assignment for the benefit of its creditors;

(d)          The appointment of (or application for appointment of) a receiver for the Company, or the involuntary filing against or voluntary filing by the Company of a petition or application for relief under federal bankruptcy law or under any similar federal or state law, which is not stayed or dismissed within 90 days of filing, or the issuance of any writ of garnishment, execution or attachment for service with respect to the Company or any property of the Company; or

(e)          Any other material breach by the Company of the terms and conditions of this Note.

5.          Additional Sums. The Company agrees to pay an effective, contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note plus the additional rate of interest resulting from the “Additional Sums” as defined in the next sentence. All fees, charges, goods, things in action and any other sums or things of value, other than the interest resulting from the Stated Interest Rate and the Default Interest Rate, as applicable, paid or payable by the Company (collectively, the "Additional Sums") pursuant to this Note, that may be deemed to constitute interest for the purpose of any applicable laws that may limit the maximum amount of interest to be charged by a lender, shall be payable by the Company as, and shall be deemed actually to be, additional interest; and for such purposes only, the agreed upon and "contracted for rate of interest" payable under this Note shall be deemed increased by the rate of interest resulting from the imposition of the Additional Sums. The Company understands and believes that this transaction complies with all applicable laws of the State of Arizona; however, if any interest or other charges in connection with this Note are ever held by a court of competent jurisdiction to have exceeded the maximum amount of interest permitted by law, then the Company agrees that: (i) the amount of interest or charges payable pursuant under this Note shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from the Company in connection with this Note that exceeded the maximum amount permitted by law shall be credited against the principal balance then outstanding hereunder.

6.          Waivers. Except as set forth in this Note, to the extent permitted by applicable law, the Company waives and agrees not to assert demand, diligence, grace, presentment for payment, protest, or notice of nonpayment, nonperformance, extension, dishonor, maturity, protest, acceleration or default. No failure to accelerate the indebtedness evidenced hereby upon a default hereunder, no acceptance of a past-due installment, and no other indulgence granted from time to time by Holder, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. Holder may extend the time for payment of, or renew, this Note; and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of the Company or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing executed by Holder and evidencing or constituting such extension, renewal, release or other indulgence. No delay or failure of Holder in exercising any right hereunder shall affect such right; neither shall any single or partial exercise of any right preclude further exercise thereof.

7.          Optional Conversion of All or Part of the Note into Common Stock of the Company.

(a)          Conversion Option of the Holder. The Holder may, at its option (the “Conversion Option”), convert all or any lesser amount of the unpaid principal amount of this Note plus all accrued but unpaid interest and Additional Sums outstanding hereunder into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the conversion price ("Conversion Price") defined below. The right of conversion described in this  Section 7(a)  shall be exercisable by the Holder upon presentation by the Holder of written notice to the Company, along with the surrender of this Note to the Company, in exchange for the number of shares of Common Stock into which this Note is exchanged. The option arising under this Section 7(a) shall terminate only upon the Maturity Date or, if applicable, the Extended Maturity Date.

(b)          Conversion Price. Upon any exercise by the Holder of the Conversion Option described in Section 7(a), the outstanding principal amount of this Note, plus accrued and unpaid interest thereon, plus all unpaid Additional Sums, shall be converted into shares of the Company's Common Stock at the rate of Thirty-Five Cents (US $0.35) per share (the "Conversion Price"), subject to adjustment as hereinafter provided.

(c)          Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization. In the event that the Company, at any time prior to the termination of the Conversion Option: (i) pays a stock dividend; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of its shares of Common Stock any other special capital stock of the Company, the Holder, upon surrender of this Note for conversion, shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned or would have been entitled to receive after the occurrence of any of the events described above had this Note been converted into the Common Stock immediately prior to such event.

(d)          Adjustment Based Upon Merger or Consolidation. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and that does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right to convert this Note into the kind and amount of securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Note would have been convertible immediately prior thereto.

(e)          Corporate Status of Shares to be Issued. All shares of the Company's Common Stock that are issued upon the conversion of this Note shall, upon issuance, be fully paid and non-assessable.

(f)           Issuance of Stock Certificate. Upon any conversion of this Note, the Company promptly shall issue to the Holder a certificate or certificates representing the number of shares of its Common Stock to which the conversion relates.

(g)          Status of Holder of Note. This Note shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Note or the shares issuable upon the conversion hereof unless and until this Note is converted. Upon any conversion of this Note, the Holder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may be closed or that the certificates representing such shares of Common Stock may not yet actually have been delivered.

(h)          Reserve of Shares. The Company shall reserve at all times out of its authorized shares of Common Stock a number of shares sufficient to enable it to comply with its obligation to issue shares of Common Stock upon the conversion of this Note.

(i)            Status Under Securities Laws.

(i)            Restricted Securities. This Note is, and the shares of Common Stock issuable upon conversion hereof shall be, "restricted securities" within the meaning of SEC Rule 144 promulgated under the Securities Act of 1933 (the "1933 Act"). Holder acknowledges and agrees that it is acquiring this Note and, upon conversion, the shares of Common Stock, without a view to the public distribution or resale of the Note or such shares in violation of applicable federal or state securities laws.

(ii)           No Registration. This Note has not been, and the shares of Common Stock issuable upon conversion hereof will not be, registered under the 1933 Act or under the securities laws of any other jurisdiction; and therefore, Holder must be able to hold the Note or the shares indefinitely without any transfer, sale or other disposition, unless they are subsequently registered under the 1933 Act and under the securities laws of other applicable jurisdictions or, in the opinion of counsel to the Company, registration is not required under such Act or laws as the result of an available exemption from registration.

(iii)          Legend. There shall be endorsed on the certificates evidencing any shares issued upon the conversion of this Note a legend substantially to the following effect:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; AND AS A RESULT, SUCH SHARES ARE 'RESTRICTED SECURITIES' AS DEFINED BY SEC RULE 144 PROMULGATED UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, WITHOUT AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.
WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH TRANSFER, SALE OR OTHER DISPOSITION DOES NOT VIOLATE THE SECURITIES LAWS OF ANY JURISDICTION OR THE RULES AND REGULATIONS THEREUNDER."

8.           General Provisions.

(a)          Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be construed so as to effectuate the other provisions hereof.

(b)          Amendment. This Note may not be changed, modified or terminated; neither shall any provision of this Note be waived, except by an agreement in writing signed by the party to be charged.

(c)          Binding Nature of Note; Assignment. The provisions of this Note shall be binding upon the Holder and the Company, and shall inure to the benefit of and bind the respective successors and assigns of the Holder and the Company. Neither the Company nor the Holder may assign or transfer this Note or assign or delegate any of his or its respective rights or obligations hereunder without the prior written consent of the other party in each instance.

(d)          Waiver of Jury Trial; Enforcement Costs and Expenses to be Borne by the Company. The Company and the Holder hereby mutually and irrevocably waive their right to a jury trial of any dispute that may arise out of or in connection with this Note, the parties instead irrevocably agreeing that any such dispute shall be resolved by a court of competent jurisdiction sitting without a jury. The Company agrees to pay all costs of enforcement of this Note, including, without limitation, attorneys’ fees and other costs incurred by Holder in addressing its claims against the Company hereunder, regardless of whether a lawsuit is actually filed; and the Company agrees to pay all of Holder’s costs of preparation for suit, and proceeding with a suit, plus any and all additional attorney and other fees and costs Holder may incur in any proceeding under any bankruptcy or other similar federal or state law in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys’ fees shall be set by the court and not by a jury and shall be included in any judgment obtained by the Holder.

(e)           Time of Essence. Time is of the essence of this Note and each and every provision hereof.

(f)           Controlling Law; Jurisdiction; Venue. This Note and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any conflicts-of-law provisions to the contrary. Any suit, action or proceeding against the Company with respect to this Note may be brought in the Superior Court of Arizona located in Maricopa County, Arizona, or in the United States District Court for the District of Arizona, as Holder, in Holder’s sole discretion, may elect; and the Company hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Company hereby irrevocably waives any objections the Company may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note that may be brought in any such courts, and the Company further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(g)          Notices. All notices, requests, demands and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made, and received: (i) when delivered against receipt; (ii) upon receipt of a facsimile transmission; (iii) one day following the day of deposit thereof, with delivery charges prepaid, with a national overnight delivery service; or (iv) three business days following the day of deposit thereof, with the United States Postal Service, by regular first class, certified or registered mail, return receipt requested, postage prepaid, in each case addressed as set forth in the first paragraph of this Note. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8(g) for the giving of notice.

(h)          Section Headings. The Section headings in this Note are for convenience only; they form no part of this Note and shall not affect its interpretation.

(i)           Number of Days. In computing the number of days for purposes of this Note, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day that is not a Saturday, Sunday or holiday.

(j)           Loss or Destruction of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, or in the case of loss, theft or destruction of an indemnity satisfactory to it, and in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date.

(k)          Construction. The Company and Holder participated in the drafting of this Note, and this Note was reviewed by the respective legal counsel for the Company and Holder. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. The language of this Note shall be construed as a whole according to its fair meaning. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, without limitation.” No inference in favor of, or against, the Company or Holder shall be drawn from the fact that one party has drafted any portion hereof.

(l)           First Priority Security Interest Granted in All the Company’s Assets to Secure Performance.  The performance of the Company’s obligations under this Note and under the Short Term Loan Agreement between Holder and the Company dated May 1, 2009 (the “Loan Agreement”) have been secured by a first priority security interest granted by the Company to the Holder, as more particularly specified in that certain Security Agreement between the Company and Holder, made and delivered of even date with the Loan Agreement.

IN WITNESS WHEREOF, the Company and the Holder have caused this Note to be duly executed, delivered and accepted as of the Effective Date.

Company

SKYE INTERNATIONAL, INC., a
Nevada corporation

		By:	/s/ Gregg C. Johnson
Gregg C. Johnson, EVP + COO

ACCEPTED AND AGREED:

By:	/s/ Ted Marek
Holder: TED MAREK DEFINED BENEFIT PENSION PLAN
dated December 23 1993 and effective January 1, 1994

SECURED CONVERTIBLE PROMISSORY NOTE

THE SALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE, OR OF THE SHARES OF
COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, IS RESTRICTED.

SKYE INTERNATIONAL, INC.

10% CONVERTIBLE SECURED PROMISSORY NOTE
1-YEAR MATURITY (OPTIONAL 2-YEAR MATURITY)

US $252,800	September 4, 2009
Scottsdale, Arizona, USA

FOR VALUE RECEIVED, Skye International, Inc., a Nevada corporation with offices at 7701 East Gray Road, Suite 104, Scottsdale, Arizona 85260 (the "Company"), hereby promises unconditionally, as of September 4,  2009 (the “Effective Date”), to pay to the order of Perry D. Logan and Rosario Logan as JTWROS, with an address at P.O. Box 35080 Las Vegas, NV 89133 (“Holder”), the principal amount of Two Hundred & Fifty Two Thousand Eight Hundred Dollars (US $252,800) together with interest on the principal balance outstanding from time to time under this instrument ("Note"), from and including the date hereof, until, but excluding, the date of payment, at a per annum rate equal to the "Stated Interest Rate" specified in  Section 1(a),  or, to the extent applicable, at the "Default Interest Rate" specified in  Section 1(b),  in accordance with the following terms and conditions:

1.           Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced by this Note shall include and consist of the following, as applicable:

(a)          Stated Interest Rate. The "Stated Interest Rate" shall equal Ten Percent (10%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Stated Interest Rate from the date of issuance of this Note through the date that is one day prior to the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7;  or (iii) the passage of ten (10) days following the occurrence of one or more uncured Events of Default as defined in  Section 4.

(b)          Default Interest Rate. The "Default Interest Rate" shall equal Fifteen Percent (15%) per annum, calculated on the basis of the actual number of days elapsed, assuming a 365-day year, applied to the outstanding principal balance of this Note from time to time. The principal balance outstanding hereunder shall bear interest at the Default Interest Rate beginning eleven (11) days after the date of occurrence of any uncured Event of Default, as defined in  Section 4,  and continuing until the first to occur of the following events: (i) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been paid in full; or (ii) the unpaid principal balance, together with all accrued interest and other amounts payable hereunder, have been converted into shares of the Company’s common stock as permitted in accordance with  Section 7.

(c)          Monthly Payments of Interest Only; Payment in Full on Maturity Date (or Extended Maturity Date).  Interest accrued on the principal balance of this Note shall be due and payable to Holder monthly, on the first day of each calendar month, beginning at the start of the first full calendar month following the Effective Date and continuing on the first day of each month thereafter until all obligations of the Company under this Note have been paid in full. The outstanding principal balance of this Note, together with all accrued but unpaid interest and all additional amounts payable hereunder, shall be due and payable in full on the date that is exactly one (1) year after the Effective Date (the "Maturity Date");  provided, however, that  the Company shall not be required to repay such outstanding principal, interest or additional amounts if and to the extent that this Note has been converted by Holder, at Holder’s sole option, into shares of the Company's Common Stock as permitted under  Section 7;  and  provided further,  that the Holder unilaterally shall have the right to extend the Maturity Date by one (1) year (the “Extended Maturity Date”), upon written notice of such extension given by Holder to Company on or prior to the Maturity Date; and in the event of such extension, the Note shall be deemed for all purposes to have been issued originally with a two-year period of maturity.

2.          Application of Payments. All payments received by Holder with respect to the indebtedness evidenced hereby shall be applied: (i) first to Additional Sums (as hereinafter defined) and to any other non-interest charges and costs provided for in this Note; (ii) next, to accrued but unpaid interest at the Default Interest Rate, if and to the extent applicable; (iii) next, to accrued but unpaid interest at the Stated Interest Rate; and (iv) finally, to the unpaid principal balance outstanding hereunder from time to time.

3.           Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, prior to the Maturity Date (or the Extended Maturity Date, as applicable), without penalty, provided that all interest and other charges accrued through the date of prepayment are also paid in full, in accordance with  Section 2.  Notwithstanding any prepayment of principal hereof: (i) there shall be no change to the Maturity Date (or, if applicable, to the Extended Maturity Date) or to the amount of payments due hereunder unless Holder, in its sole and absolute discretion, agrees in writing to such change; and (ii) no terms and conditions of this Note shall be changed or affected in any manner whatsoever; and (iii) the Company's obligations hereunder shall continue in effect, and this Note shall remain outstanding, unless and until this Note is converted into shares of the Company's Common Stock as permitted under  Section 7,  or until the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full, upon which, Holder shall deliver to the Company the original executed copy of this Note, marked "PAID" in bold lettering in a conspicuous location on the first page and on the signature page hereof.

4.           Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon any such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Holder, shall become immediately due and payable, without any notice to the Company, and without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company:

(a)          Nonpayment of principal, interest or other amounts when the same become due and payable hereunder, if the Company does not cure such failure to pay within ten (10) days after the date such payment is due;

(b)          The dissolution, winding-up or termination of the existence of the Company or the sale or disposition of substantially all of the assets of the Company’s business;

(c)          The making by the Company of an assignment for the benefit of its creditors;

(d)          The appointment of (or application for appointment of) a receiver for the Company, or the involuntary filing against or voluntary filing by the Company of a petition or application for relief under federal bankruptcy law or under any similar federal or state law, which is not stayed or dismissed within 90 days of filing, or the issuance of any writ of garnishment, execution or attachment for service with respect to the Company or any property of the Company; or

(e)          Any other material breach by the Company of the terms and conditions of this Note.

5.          Additional Sums. The Company agrees to pay an effective, contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note plus the additional rate of interest resulting from the “Additional Sums” as defined in the next sentence. All fees, charges, goods, things in action and any other sums or things of value, other than the interest resulting from the Stated Interest Rate and the Default Interest Rate, as applicable, paid or payable by the Company (collectively, the "Additional Sums") pursuant to this Note, that may be deemed to constitute interest for the purpose of any applicable laws that may limit the maximum amount of interest to be charged by a lender, shall be payable by the Company as, and shall be deemed actually to be, additional interest; and for such purposes only, the agreed upon and "contracted for rate of interest" payable under this Note shall be deemed increased by the rate of interest resulting from the imposition of the Additional Sums. The Company understands and believes that this transaction complies with all applicable laws of the State of Arizona; however, if any interest or other charges in connection with this Note are ever held by a court of competent jurisdiction to have exceeded the maximum amount of interest permitted by law, then the Company agrees that: (i) the amount of interest or charges payable pursuant under this Note shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from the Company in connection with this Note that exceeded the maximum amount permitted by law shall be credited against the principal balance then outstanding hereunder.

6.          Waivers. Except as set forth in this Note, to the extent permitted by applicable law, the Company waives and agrees not to assert demand, diligence, grace, presentment for payment, protest, or notice of nonpayment, nonperformance, extension, dishonor, maturity, protest, acceleration or default. No failure to accelerate the indebtedness evidenced hereby upon a default hereunder, no acceptance of a past-due installment, and no other indulgence granted from time to time by Holder, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. Holder may extend the time for payment of, or renew, this Note; and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of the Company or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing executed by Holder and evidencing or constituting such extension, renewal, release or other indulgence. No delay or failure of Holder in exercising any right hereunder shall affect such right; neither shall any single or partial exercise of any right preclude further exercise thereof.

7.          Optional Conversion of All or Part of the Note into Common Stock of the Company.

(a)          Conversion Option of the Holder. The Holder may, at its option (the “Conversion Option”), convert all or any lesser amount of the unpaid principal amount of this Note plus all accrued but unpaid interest and Additional Sums outstanding hereunder into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the conversion price ("Conversion Price") defined below. The right of conversion described in this  Section 7(a)  shall be exercisable by the Holder upon presentation by the Holder of written notice to the Company, along with the surrender of this Note to the Company, in exchange for the number of shares of Common Stock into which this Note is exchanged. The option arising under this Section 7(a) shall terminate only upon the Maturity Date or, if applicable, the Extended Maturity Date.

(b)          Conversion Price. Upon any exercise by the Holder of the Conversion Option described in Section 7(a), the outstanding principal amount of this Note, plus accrued and unpaid interest thereon, plus all unpaid Additional Sums, shall be converted into shares of the Company's Common Stock at the rate of Thirty-Five Cents (US $0.35) per share (the "Conversion Price"), subject to adjustment as hereinafter provided.

(c)          Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization. In the event that the Company, at any time prior to the termination of the Conversion Option: (i) pays a stock dividend; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of its shares of Common Stock any other special capital stock of the Company, the Holder, upon surrender of this Note for conversion, shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned or would have been entitled to receive after the occurrence of any of the events described above had this Note been converted into the Common Stock immediately prior to such event.

(d)          Adjustment Based Upon Merger or Consolidation. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and that does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right to convert this Note into the kind and amount of securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Note would have been convertible immediately prior thereto.

(e)          Corporate Status of Shares to be Issued. All shares of the Company's Common Stock that are issued upon the conversion of this Note shall, upon issuance, be fully paid and non-assessable.

(f)           Issuance of Stock Certificate. Upon any conversion of this Note, the Company promptly shall issue to the Holder a certificate or certificates representing the number of shares of its Common Stock to which the conversion relates.

(g)          Status of Holder of Note. This Note shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Note or the shares issuable upon the conversion hereof unless and until this Note is converted. Upon any conversion of this Note, the Holder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may be closed or that the certificates representing such shares of Common Stock may not yet actually have been delivered.

(h)          Reserve of Shares. The Company shall reserve at all times out of its authorized shares of Common Stock a number of shares sufficient to enable it to comply with its obligation to issue shares of Common Stock upon the conversion of this Note.

(i)            Status Under Securities Laws.

(i)            Restricted Securities. This Note is, and the shares of Common Stock issuable upon conversion hereof shall be, "restricted securities" within the meaning of SEC Rule 144 promulgated under the Securities Act of 1933 (the "1933 Act"). Holder acknowledges and agrees that it is acquiring this Note and, upon conversion, the shares of Common Stock, without a view to the public distribution or resale of the Note or such shares in violation of applicable federal or state securities laws.

(ii)           No Registration. This Note has not been, and the shares of Common Stock issuable upon conversion hereof will not be, registered under the 1933 Act or under the securities laws of any other jurisdiction; and therefore, Holder must be able to hold the Note or the shares indefinitely without any transfer, sale or other disposition, unless they are subsequently registered under the 1933 Act and under the securities laws of other applicable jurisdictions or, in the opinion of counsel to the Company, registration is not required under such Act or laws as the result of an available exemption from registration.

(iii)          Legend. There shall be endorsed on the certificates evidencing any shares issued upon the conversion of this Note a legend substantially to the following effect:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; AND AS A RESULT, SUCH SHARES ARE 'RESTRICTED SECURITIES' AS DEFINED BY SEC RULE 144 PROMULGATED UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, WITHOUT AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.
WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH TRANSFER, SALE OR OTHER DISPOSITION DOES NOT VIOLATE THE SECURITIES LAWS OF ANY JURISDICTION OR THE RULES AND REGULATIONS THEREUNDER."

8.           General Provisions.

(a)          Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be construed so as to effectuate the other provisions hereof.

(b)          Amendment. This Note may not be changed, modified or terminated; neither shall any provision of this Note be waived, except by an agreement in writing signed by the party to be charged.

(c)          Binding Nature of Note; Assignment. The provisions of this Note shall be binding upon the Holder and the Company, and shall inure to the benefit of and bind the respective successors and assigns of the Holder and the Company. Neither the Company nor the Holder may assign or transfer this Note or assign or delegate any of his or its respective rights or obligations hereunder without the prior written consent of the other party in each instance.

(d)          Waiver of Jury Trial; Enforcement Costs and Expenses to be Borne by the Company. The Company and the Holder hereby mutually and irrevocably waive their right to a jury trial of any dispute that may arise out of or in connection with this Note, the parties instead irrevocably agreeing that any such dispute shall be resolved by a court of competent jurisdiction sitting without a jury. The Company agrees to pay all costs of enforcement of this Note, including, without limitation, attorneys’ fees and other costs incurred by Holder in addressing its claims against the Company hereunder, regardless of whether a lawsuit is actually filed; and the Company agrees to pay all of Holder’s costs of preparation for suit, and proceeding with a suit, plus any and all additional attorney and other fees and costs Holder may incur in any proceeding under any bankruptcy or other similar federal or state law in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys’ fees shall be set by the court and not by a jury and shall be included in any judgment obtained by the Holder.

(e)           Time of Essence. Time is of the essence of this Note and each and every provision hereof.

(f)           Controlling Law; Jurisdiction; Venue. This Note and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any conflicts-of-law provisions to the contrary. Any suit, action or proceeding against the Company with respect to this Note may be brought in the Superior Court of Arizona located in Maricopa County, Arizona, or in the United States District Court for the District of Arizona, as Holder, in Holder’s sole discretion, may elect; and the Company hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Company hereby irrevocably waives any objections the Company may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note that may be brought in any such courts, and the Company further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(g)          Notices. All notices, requests, demands and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made, and received: (i) when delivered against receipt; (ii) upon receipt of a facsimile transmission; (iii) one day following the day of deposit thereof, with delivery charges prepaid, with a national overnight delivery service; or (iv) three business days following the day of deposit thereof, with the United States Postal Service, by regular first class, certified or registered mail, return receipt requested, postage prepaid, in each case addressed as set forth in the first paragraph of this Note. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8(g) for the giving of notice.

(h)          Section Headings. The Section headings in this Note are for convenience only; they form no part of this Note and shall not affect its interpretation.

(i)           Number of Days. In computing the number of days for purposes of this Note, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day that is not a Saturday, Sunday or holiday.

(j)           Loss or Destruction of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, or in the case of loss, theft or destruction of an indemnity satisfactory to it, and in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date.

(k)          Construction. The Company and Holder participated in the drafting of this Note, and this Note was reviewed by the respective legal counsel for the Company and Holder. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. The language of this Note shall be construed as a whole according to its fair meaning. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, without limitation.” No inference in favor of, or against, the Company or Holder shall be drawn from the fact that one party has drafted any portion hereof.

(l)           First Priority Security Interest Granted in All the Company’s Assets to Secure Performance.  The performance of the Company’s obligations under this Note and under the Short Term Loan Agreement between Holder and the Company dated May 1, 2009 (the “Loan Agreement”) have been secured by a first priority security interest granted by the Company to the Holder, as more particularly specified in that certain Security Agreement between the Company and Holder, made and delivered of even date with the Loan Agreement.

IN WITNESS WHEREOF, the Company and the Holder have caused this Note to be duly executed, delivered and accepted as of the Effective Date.

Company

SKYE INTERNATIONAL, INC., a
Nevada corporation

By:	/s/ Gregg C. Johnson
Gregg C. Johnson, EVP + COO

ACCEPTED AND AGREED:
PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Perry D. Logan

Name:	Perry D. Logan

PERRY D. LOGAN & ROSARIO LOGAN

By:	/s/ Rosario Logan

Name:	Rosario Logan